Note 11 - Borrowings - Annual Maturities of Long-term Borrowing (Details) - JPY (¥) ¥ in Millions	Mar. 31, 2018	Mar. 31, 2017
2020	¥ 1,500
2021	1,830
2022	5,170
2023	1,500
2024	2,000
2025	3,500
Long-term installment payable at various dates through calendar 2024; interest payable at fixed rates; the weighted-average rates were 0.438% and 0.488% at March 31, 2017 and 2018, respectively.	¥ 15,500	¥ 8,500